MIDDLESEX WATER COMPANY

PHILADELPHIA SECURITIES ASSOCIATION

PSA
Philadelphia Securities Association
Est. 1929

“A Provider of Water, Wastewater & Related Services”

Today’s Presenters

Dennis W. Doll, President & CEO

Bruce O’Connor, Vice President & CFO

Forward Looking Statement

     Certain matters discussed in this presentation are forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995.
These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company “believes,” “anticipates,” “expects” or words of similar import.  Similarly, statements that describe the Company’s future plans, objectives, estimates or goals are also forward-
looking statements that are subject to the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements.

© Middlesex Water Company

OVERVIEW

Serve approximately 125,000 retail and
wholesale water customers in New Jersey and
Delaware

Expanded over time to provide a full range of
regulated and non-regulated water, wastewater
and related services

Cash dividends paid in varying amounts
continually since 1912.

NASDAQ Global Select Market: MSEX

Established in 1897 to
collect, treat and
distribute water for
domestic, commercial,
industrial and fire
protection purposes

© Middlesex Water Company

STATS AT A GLANCE

52-week low/high: $16.93/$20.24

Market capitalization: $249.81 million

Common shares outstanding: 13.2 million

Average daily volume: 30,000 shares (3 months)

Current dividend yield: 3.65%

Institutional Ownership: 25%

As of September 12, 2007

© Middlesex Water Company

Middlesex Water Company

Service Areas

Area operated by Utility Service Affiliates (Perth Amboy) Inc.
Existing Service Under Contract
Treatment & Pumping Contract
Pinelands Water Company
Pinelands Wastewater Company
Philadelphia
Newark
Trenton
Middlesex County
Monmouth County
Ocean County
Burlington County
Wilmington
New Jersey
Atlantic Ocean
Atlantic City
Cumberland County
New Castle County
Dover
Kent County
Sussex County
Delaware
Delaware Bay
Bayview Water Company
Tidewater Utilities, Inc.
Retail Service Area
Colonia
Carteret
Avenel
Iselin
Edison
Woodbridge
Port Reading
Sewaren
Hopelawn
Fords
Metuchen
Portion of South Plainfield
Portion of Edison
Highland Park
Raritan Center
Keasbey
South Amboy
Raritan Bay
Utility Service Affiliates (Perth Amboy) Operating Contract
MWC Existing Service Under Contract (Edison, Highland Park, Old Bridge, Marlboro, Sayreville)
MWC Treatment & Pumping Contract (East Brunswick)
Tidewater Utilities, Inc.

Serving NJ, DE and Beyond

Relative Cost of Water
Percentage of Annual Household Utilities Budget
50%
40%
30%
20%
10%
0%
6%
6%
16%
31%
41%
Water
Wastewater & Other
Natural Gas & Fuel Oil
Telephone
Electricity

Water vs. Other Utilities' CapEx Requirements
Capital Invested per $1 of Revenue

$4.00
$3.00
$2.00
$1.00
$0.00
$1.03
$1.41
$1.46
$3.29
Telephone
Gas-Dist.
Electric
Water

Investor-Owned Water/Wastewater Industry

Capital intensive, high barriers to entry

Significant need for continued capital investment on a national level

Consolidation has left only 11 publicly-traded investor owned-
companies (23 ten years ago)

54,000 community water systems in the U.S.

47,000 serve fewer than 3,000 customers each.

84% of market is government-controlled.

Consolidation and privatization is expected to continue

Rate base/rate of return methodology provides return of and
return on investments plus recovery of operating expenses

© Middlesex Water Company

- Background -

Investor-Owned Water/Wastewater Industry

Wastewater is a growing opportunity for

    investor-owned water purveyors.

Skills are complementary

Non-regulated contract operations can be

    an important part of the menu of services

Range of products and services continues to expand

Regulated utilities are only one component (related products and services continue to expand).

“Water is the next oil.”

© Middlesex Water Company

- Background -

The Middlesex Story

© Middlesex Water Company

Build long-term shareholder value by being a
trusted provider of safe, reliable and
cost-effective water, wastewater and related
products and services in New Jersey,
Delaware and beyond.

Vision & Strategy

© Middlesex Water Company

DE
35,000
28%
NJ
90,000
72%

Non-Reg
31,000
25%
Reg
94,000
75%

Total Customers Served – 125,000

© Middlesex Water Company

What We Do

Regulated

Non-regulated

© Middlesex Water Company

What We Do

Any Combination Along the
Public/Private Partnership Continuum

Design

Bid

Build

Private
Contract
Fee (O&M)
Services

Design

Build

Build

Operate

Transfer

Design

Build
Finance
Operate

Build

Own

Operate

Public
Projects

Public Owns
We Operate

Public Owns
& Operates,
We Design
& Build

Public Owns.
We Design,
Build &
Operate

Public Owns. We
Design, Build,
Finance  &
Operate
(Concession Deal)

We Do it All
(Traditional
Regulated Utility
Model)

PUBLIC
Responsibility

PRIVATE
Responsibility

© Middlesex Water Company

60,000
50,000
40,000
30,000
20,000
10,000
0
MSEX
USA-PA
Pinelands
LineCare
TUI
White Marsh
TESI

Our Services

Design, build, own and operate water and wastewater assets

Complementary water and wastewater products & services

Public/Private partnerships

Customers

2006

Renewable Energy:  Good for the
Environment and Good for Business

Solar Panels at Our Largest Treatment Plant

Plentiful and Reliable Supply of
Surface Water and Groundwater

Ensuring Water Quality

PARTNERSHIP FOR SAFE WATER

Building Our Reputation, Drop by Drop

Emergency Planning & Preparedness

Review emergency preparedness plans to ensure the health
and safety of our customers.

Communicate regularly with local emergency management
officials to address crisis planning.

Work with State/County Health Departments to plan for the
fixed distribution of preventive medication to employees in
an regional emergency.

Member - State Water Sector Security Task Force.

Community Anti-Terrorism Training  (C.A.T. Eyes).

© Middlesex Water Company

Investing in Our Communities

UNITED WE STAND
PROUDLY WE SERVE

Experience
Junior Achievement
Experience
Success

Corporate Social Responsibility

BPU new jersey board of public utilities

DELAWARE PSC PUBLIC SERVICE COMMISSION

PROJECT WET
Water Education for Teachers

new jersey njdep department of environmental protection

Building Relationships

Outreach/Education

Delivering
Shareholder Value

Prudent Investment In
Regulated Utility Infrastructure

Rate Base/Rate of Return
methodology allows for a
return on prudently
incurred costs to
construct utility assets

This Water Line Repair
covered by
LineCare
If you'd like the same protection, call
800-729-4030

How We Deliver
Shareholder Value

Acquisition and Development of
Regulated and Non-Regulated
Businesses and Contracts

Combine organic customer and
utility infrastructure growth with
prudent investments in
additional regulated utilities,
non-regulated contract
operations and complementary
products and services.

Maximizing Shareholder Value

Timely/adequate rate case outcomes, minimize
regulatory lag

Diligently manage costs and drive down both

capital and O&M costs between rate cases

Profitable Growth

Organic customer growth, economies of scale

Acquisitions at reasonable prices

Complementary non-regulated products and
services  with returns greater than achievable in the
regulated environment

The Challenge is Careful Execution of the Plan!

Delaware and  Beyond

TIDEWATER UTILITIES INC.
WATER TERRITORY MAP
LEGEND
New Jersey
Pennsylvania
WILMINGTON
NEWARK
MIDDLETOWN
SMYRNA
DOVER
Maryland
MILFORD
REHOBOTH
GEORGETOWN
BRIDGEVILLE
BETHANY
DELMAR
N

Privatizations and
acquisitions in NJ, DE
and beyond

Significant
opportunities in both
water and wastewater in
DE and beyond

Wastewater a key
driver of growth

Reputation for sound
technical solutions
spreading beyond NJ &
DE

Complementary
products and services
continue to grow
(LineCare & LineCare
Plus)

The Growth Story

Solid retail and
wholesale revenue base
in NJ

Experience in water and
wastewater contract ops
in both NJ and DE

Purchased TUI in 1992
with 2,400 customers.
Grown to 30,000

TUI operating in 60
active districts in DE:

90+ small plants

183 wells

270+ communities

Entered the regulated
wastewater business in
2005

The Recent Past

The Future

Where’s the Wastewater Treatment Plant?

Wastewater Plant

Critical Facilities Blend into the Landscape

ATER COMPANY

IDDLESEX

FINANCIAL

OVERVIEW

Performance
(millions except per share amounts)

© Middlesex Water Company

Six  Months

Ended June 30,

2007

2006

Operating Revenues

$ 40.7

$ 39.3

Operating Expenses

$ 30.7

$ 29.1

Net Income

$

5.1

$

4.8

Diluted Earnings per Share

$

0.37

$

0.40

Key Drivers of Performance

Rate increases

Utility plant investment

Customer Growth

Upgrades & Replacements

Variable production costs

Power

Chemicals

Purchased Water

Treatment Residuals

Labor and benefits costs

© Middlesex Water Company

Rate Increases

© Middlesex Water Company

Amount

Increase

($ Millions)

Approved

Pinelands

$0.1

4/13/06

Tidewater

$2.1

6/27/06

(Interim Rates – 15%)

Tidewater

$1.8

2/28/07

TIDEWATER UTILITIES INC.

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
3,000
4,500
5,100
6,000
6,600
10,100
11,300
12,700
15,700
19,100
21,300
23,600
26,000
28,300
30,100
31,000
67,000
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Build Out

Customer Growth

© Middlesex Water Company

$400
$350
$300
$250
$200
$150
$100
$50
$0
$28.6
$33.9
$44.7
$58.4
$82.7
$96.3
$120.2
$127.9
2000
2001
2002
2003
2004
2005
2006
2007
Delaware
New Jersey

Utility Plant
($ millions)

© Middlesex Water Company

2007 Capital Investment

New Jersey

$3.9 million on
infrastructure upgrades
replacements and
RENEW Program

Delaware

$4.9 million on
infrastructure
upgrades,
replacements and
new water and
wastewater
treatment facilities

© Middlesex Water Company

Equity Financing

Issued 1,495,000 common shares on 11/02/06
for gross proceeds of $27.6 million

Dividend Reinvestment Plan

            $1.2 Million Annual Inflow

© Middlesex Water Company

2007 Debt Financing

     State Revolving Fund

Delaware                          - $1.0 Million, 20 Years

New Jersey           - $4.0 Million, 20 Years

© Middlesex Water Company

Capital Structure
($ millions)

© Middlesex Water Company

% to

6/30/2007

Total

LT Debt

$  130.4

49.3%

Preferred

4.0

1.5%

Common

130.1

49.2%

$  264.5

100.0%

© Middlesex Water Company

2007 Construction Program

                         ($ millions)

Delaware Water Systems

$12.1

Delaware Wastewater Systems

  6.0

MWC RENEW Program

3.9

Other Scheduled Upgrades

Total

$32.1

10.1

2007 Construction Funding

                         ($ millions)

SRF Loans

Short Term

Reinvestment Plan

Common Stock Offering

Net Cash Flows

Total Funding

   6.0

  6.0

1.2

8.9

    10.0

$32.1

Dividends

Annual Rate

Quarterly dividends paid since 1912

© Middlesex Water Company

2004

2005

2006

$0.67

$0.68

$0.69

$0.75
$0.65
$0.55
$0.45
$0.35
$0.25
'82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06

Dividends Paid

$0.69

© Middlesex Water Company

2007 Dividend Yield

© Middlesex Water Company

Connecticut Water

3.6%

Middlesex Water

3.6%

Artesian Resources

3.5%

California Water

2.9%

York Water

2.8%

Pennichuck Corp.

2.7%

American States Water

2.3%

Aqua America

2.0%

SJW Corp.

1.9%

Southwest Water

1.7%

2006 Total Shareholder Return*

*Dividends plus change in stock price

© Middlesex Water Company

SJW Corp.

74%

American States Water

29%

Middlesex Water

12%

California Water

9%

York Water

6%

Artesian Resources

3%

Pennichuck Corp.

2%

Southwest Water

- 2%

Connecticut Water

- 4%

Aqua America

-15%

A Quality Investment

Stable customer base & excellent regulatory relations

+

Solid balance sheet & financing capability

+

Comprehensive suite of service offerings

+

Further growth and profitability

(expanding markets in NJ, DE and beyond)

+

Experienced management team and active industry leader

+

Reputation as honest and ethical problem-

solver for developers and municipalities

=

Total Shareholder Returns

© Middlesex Water Company

For Additional Information about
Middlesex Water Company, visit
www.middlesexwater.com

For Additional Information about
Tidewater Utilities, Inc., visit
www.tuiwater.com

QUESTIONS?

© Middlesex Water Company

A Provider of Water, Wastewater and
Related Products and Services

Thank you for your interest and support!

© Middlesex Water Company